NAUTILUS, INC. PERFORMANCE UNIT AGREEMENT Nautilus, Inc. (the “Company”), through its Board of Directors or a Committee thereof (the “Plan Administrator”), has authorized this grant to the employee named below (“Grantee”), of a Performance Unit Award pursuant to the Nautilus, Inc. Amended and Restated 2015 Long Term Incentive Plan (the “Plan”). This Performance Award shall not be effective unless and until the Grantee accepts it by signing this document where specified below (the “Grant Date”). Grantee: Performance Unit Award: 1. Grant of Performance Unit Award. 1.1 Subject to and upon the terms, conditions, and restrictions set forth in this Agreement and the Plan, the Company hereby grants to Grantee a Performance Unit Award set forth above (the “Award”). The Award consists of Performance Units representing the Grantee’s right to receive shares of the Company’s common stock (“Common Stock”) subject to the condition that the closing price for the Company’s Common Stock on its primary market must reach $10 and have a volume weighted average price of at least $10 for 60 consecutive trading days at any time thereafter (the “Performance Goal”) during the three-year period following the Grant Date (the “Performance Period”). 1.2 The provisions of the Plan are incorporated herein by reference. Except as otherwise expressly set forth herein, this Agreement shall be construed in accordance with the provisions of the Plan and any capitalized terms not otherwise defined in this Agreement shall have the definitions set forth in the Plan. 1.3 The Plan Administrator shall have final authority to interpret and construe the Plan and this Agreement and to make any and all determinations thereunder, and its decision shall be binding and conclusive upon Grantee and his/her legal representative in respect of any questions arising under the Plan or this Agreement. 2. Achievement and Vesting. 2.1 The Compensation Committee of the Board of Directors (or its designee) shall determine and certify on what date, if any, the Performance Goal is satisfied (the “Achievement Date”). (a) If the Achievement Date occurs prior to the second anniversary of the Grant Date, 50% of the Performance Units shall vest and an equivalent number of shares of Common Stock will become issuable on the second anniversary of the Grant Date (the “First Settlement Date”), and the remaining 50% shall vest and an equivalent number of shares of Common Stock will become issuable on the third anniversary of the Grant Date (the “Second Settlement Date”). (b) If the Achievement Date occurs after the second anniversary of the Grant Date, the First Settlement Date will be the Achievement Date, and the Second Settlement Date will be the third anniversary of the Grant Date. (c) If the Performance Goal is not achieved during the Performance Period, the Performance Award shall be forfeited. 2.2 Except as expressly provided in Section 2.3, in the event of the termination of Grantee's employment or service with the Company for any reason prior to the First Settlement Date or the Second Settlement Date, Grantee Exhibit 10.1

2 shall forfeit all rights, title, and interest in and to any remaining Performance Units. Neither Grantee nor any of Grantee's successors, heirs, assigns or personal representatives shall have any rights or interests in any Performance Units that are so forfeited. 2.3 If Grantee's employment or service with the Company is terminated as a result of Grantee's death prior to the last day of the Performance Period, then a prorated portion of the Performance Units shall immediately vest and the equivalent number of shares of Common Stock shall be issued. The number of Performance Units vesting under this Section 2.3 shall be equal to the product of (X) 100% of the number of shares specified in the Award multiplied by (Y) a fraction, the numerator of which is the number of Grantee’s completed months of service from the Grant Date through the date of such death, and the denominator of which is thirty-six (36). 2.4 The Award shall immediately vest and the equivalent number of shares of Common Stock shall be issued if the Grantee is terminated by the Company for a reason other than Cause upon or within twelve (12) months following the occurrence of a Change in Control. 3. Terms and Conditions of Award. The Performance Units shall be subject to the following terms, conditions and restrictions: 3.1 The Performance Units are bookkeeping entries only. Until the Company has issued Common Stock to Grantee in accordance with the terms of the Plan and this Agreement, the Performance Units granted pursuant to this Award shall not entitle the Grantee to any rights of a shareholder, including without limitation the right to receive dividends or to vote the shares underlying such Performance Units. 3.2 The Performance Units granted hereunder may not be transferred in any manner except as permitted by the Plan. The terms of the Plan and this Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Grantee. 4. Delivery of Shares. As soon as administratively practicable after the First Settlement Date and the Second Settlement Date, the Company shall issue to Grantee or, at Grantee’s request, Grantee’s designated broker, one share of Common Stock in settlement of each vested Performance Unit. 5. Income Taxes. 5.1 The Grantee shall be liable for all applicable income and withholding taxes, including without limitation, any federal, state, local or other income taxes, or any FICA, state disability insurance tax or other employment tax (“Payroll Taxes”) with respect to any compensation income arising out of the vesting and issuance of the Performance Units hereunder and the issuance and the delivery of Common Stock in settlement thereof. 5.2 If the Company shall be required to withhold any Payroll Taxes in connection with the issuance and vesting of the Performance Units or the issuance of shares of Common Stock upon settlement thereof, it shall be a condition to such vesting or issuance that the Grantee pay the tax or make provisions that are satisfactory to the Company for the payment thereof. The Grantee shall satisfy the minimum statutory tax withholding obligations by surrendering to the Company a portion of the Common Stock to be issued to the Grantee, and the shares of Common Stock so surrendered by the Grantee shall be credited against any such withholding obligation at the Fair Market Value per share of such Common Stock on the date that the amount of tax to be withheld is to be determined. The Grantee will receive a cash refund for any fraction of a surrendered share not necessary for required Payroll Taxes. 5.3 If the Company cannot (under applicable legal, regulatory, listing or other requirements, or otherwise) satisfy any obligation to withhold Payroll Taxes in the manner described in Section 5.2, the Company may satisfy such withholding obligation by deducting such amount out of any other compensation otherwise payable to the Grantee.

3 Grantee hereby consents to the Company withholding the full amount of the withholding obligation from any compensation or other amounts otherwise payable to Grantee, and Grantee agrees that the withholding and payment of any such amount by the Company to the relevant taxing authorities shall constitute full satisfaction of the Company’s obligation to pay such compensation of other amounts to Grantee. 5.4 Regardless of any action the Company takes with respect to any or all obligations to withhold Payroll Taxes, the Grantee acknowledges and agrees that the ultimate liability for Payroll Taxes legally due from Grantee is and remains the Grantee’s responsibility. 6. Miscellaneous Provisions. 6.1 Notices; Electronic Delivery. Any notices, designations, consents, offers, acceptances and any other communications required or permitted hereunder shall be given in writing and shall be delivered either personally or by registered or certified mail, postage prepaid, which shall be addressed, in the case of the Company to the principal office of the Company and, in the case of the Grantee, to the Grantee's physical or electronic mail address appearing on the books of the Company or to the Grantee's residence or to such other address as may be designated in writing by the Grantee. Grantee hereby consents to the electronic delivery of this Agreement, the Plan, account statements, Plan prospectuses required by the Securities and Exchange Commission, financial reports of the Company, and all other documents that the Company is required to deliver to its security holders (including, without limitation, annual reports and proxy statements) or other communications or information related to the Award or the Common Stock. Electronic delivery may include the delivery of a link to a Company intranet or the internet site of a third party involved in administering the Plan, the delivery of the document via e-mail or such other delivery determined at the Company’s discretion. The Company will provide a paper copy of any documents delivered electronically at no cost upon request of the Grantee. Grantee acknowledges that his/her consent may be revoked or changed, including any change in the electronic mail address to which documents are delivered, at any time by notifying the Company of such revised or revoked consent. Grantee acknowledges and understands that he/she is not required to consent to electronic delivery. 6.2 Invalid Provision. The invalidity or unenforceability of any particular provision thereof shall not affect the other provisions hereof, and this Agreement shall be construed in all respects as if such invalid or unenforceable provision had been omitted. 6.3 No Employment Contract. Nothing contained in this Agreement shall confer upon the Grantee any right with respect to continuance of employment by the Company, or limit or affect in any manner the right of the Company to terminate the employment or adjust the compensation of the Grantee. 6.4 Compliance with Law. The Company shall make reasonable efforts to comply with all applicable federal and state securities laws; provided, however, notwithstanding any other provision of this Agreement, the Company shall not be obligated to issue any Performance Units or shares of Common Stock or other securities pursuant to this Agreement if the issuance thereof would result in a violation of any such law. 6.5 Modifications. No change, modification or waiver of any provision of this Agreement shall be valid unless the same is in writing and signed by the parties hereto. 6.6 Capital Adjustments. In the event of a material alteration in the capital structure of the Company on account of a recapitalization, stock split, reverse stock split, stock dividend or otherwise, this award shall be subject to adjustment by the Plan Administrator in accordance with the Plan. 6.7 Entire Agreement. This Agreement sets forth the entire agreement and understanding of the parties with respect to the subject matter contained herein and supersedes all prior communications, representations and negotiations in respect thereto.

4 6.9 Governing Law. This agreement shall be interpreted and construed in accordance with the laws of the State of Washington. 6.10 Section 409A. Anything herein to the contrary notwithstanding, any earned amount payable to Grantee hereunder shall be paid on or deferred until the earliest date as may be required to comply with the provisions of Section 409A of the Internal Revenue Code of 1986, as amended. 6.11 Clawback Policy. Grantee acknowledges that the shares delivered in settlement of the Award and/or the proceeds thereof, if any, shall be subject to recoupment or clawback under any recoupment or clawback policy that is generally applicable to the Company’s executives and is now or in the future adopted by the Company, or as required by law. IN WITNESS WHEREOF, the Company has indicated its agreement to the terms hereof by signing below . By signing below, Grantee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof and hereby accepts these Performance Units subject to all the terms and provisions hereof.